EDGEWOOD APARTMENTS PARTNERSHIP, A
                LOUISIANA PARTNERSHIP IN COMMENDAM

                   CERTIFICATION AND AGREEMENT

CERTIFICATION AND AGREEMENT made as of OctoMarch 3, 1998, by Edgewood Apartments Partnership, A Louisiana Partnership In Commendam (the "Partnership"); M. Riemer Calhoun, Jr. and Caleb Community Development Corporation, its general partners (the "General Partners"); and T.F. Management, Inc., its limited partner (the "Withdrawing Original Limited Partner") for the benefit of Boston Capital Tax Credit Fund IV, L.P., a Delaware limited partnership (specifically Series 29 thereof) (the "Investment Limited Partner"); BCTC 94, Inc., a Delaware corporation, and Peabody & Brown, and certain other persons or entities described herein.

WHEREAS, the Partnership proposes to admit the Investment
Limited Partner and the Special Limited Partner as limited partners thereof pursuant to Second Amended and Restated Articles of Partnership In Commendam of the Partnership, dated as of March
3, 1998 (the "Partnership Agreement"), and in accordance with which the Investment Limited Partner will make substantial capital contributions to the Partnership;

WHEREAS, the Investment Limited Partner, the Special Limited Partner and Boston Capital have relied upon certain information and representations described herein in evaluating the merits of investment by the Investment Limited Partner in the Operating Partnership; and

WHEREAS, Peabody & Brown, as counsel for the Investment
Limited Partner, will rely upon such information and representations in connection with its delivery of certain opinions with respect to this transaction;

NOW, THEREFORE, to induce the Investment Limited Partner and the Special Limited Partner to enter into the Partnership Agreement and become limited partners of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership, the General Partners and the Withdrawing Original Limited Partner hereby agree as follows for the benefit of the Investment Limited Partner, the Special Limited Partner, Boston Capital and Peabody & Brown, and certain other persons hereinafter described.

1.	Representations, Warranties and Covenants of the
Partnership and the General Partners

The Partnership and the General Partners jointly and severally, and in solido, represent, warrant and certify to the Investment Limited Partner, the Special Limited Partner, Boston
Capital, and Peabody & Brown that, with respect to the Partnership, as of the date hereof:

1.01	The Partnership is duly organized as a limited
partnership pursuant to the laws of the State of Louisiana with full power and authority to own the apartment complex (the "Apartment Complex") and conduct its business; the Partnership, the General Partners and the Withdrawing Original Limited Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership, the General Partners and the Withdrawing Original Limited Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or General Partners or Withdrawing Original Limited Partner are bound or any law, regulation, judgment, decree or order applicable to the Partnership or the General Partners or the Withdrawing Original Limited Partner or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership, the General Partners and the Withdrawing Original Limited Partner, enforceable against each of them in accordance with its terms.

	1.02	The General Partners have delivered to the Investment
Limited Partner, the Special Limited Partner and Boston Capital or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information, including without limitation the information set forth in Exhibit A hereto, provided to the Investment Limited Partner, the Special Limited Partner, Boston Capital or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made. The financial statements for the General Partners and their affiliates previously delivered fairly present the financial condition of such parties as of the dates of said financial statements and since the date of such financial statements there has been no material adverse change in the financial position of any of the General Partners or such affiliates. The estimates of occupancy rates, operating expenses, cash flow, depreciation and tax credits set forth on Exhibit A are reasonable in light of the knowledge and experience of the General Partners.

	1.03	As of the date hereof, each of the representations
contained in Exhibit B attached hereto is true, accurate and complete as to each of the Partnership, the General Partners and the Withdrawing Original Limited Partner and as to any of their affiliates, any of their predecessors and their affiliates, predecessors, any of their directors, officers, general partners and/or beneficial owners of ten percent (10%) or more of any class of their equity securities (beneficial ownership meaning the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), as the case may be, and any promoters presently connected with them in any capacity.

	1.04	Each of the representations and warranties contained in
the Partnership Agreement is true and correct as of the date hereof.

	1.05	Each of the covenants and agreements of the Partnership
and the General Partners contained in the Partnership Agreement have been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

	1.06	All conditions to admission of the Investment Limited
Partner and the Special Limited Partner as the limited partners of the Partnership contained in the Partnership Agreement have been satisfied.

	1.07	No default has occurred and is continuing under the
Partnership Agreement or any of the Project Documents (as said term is defined in the Partnership Agreement) for the Partnership.

	1.08	The General Partners agree to take all actions
necessary to claim the Projected Credit, including, without limitation, the filing of a Form 8609 with the Internal Revenue
Service.

	1.09	No person or entity other than the Partnership holds
any equity interest in the Apartment Complex.

           1.10	The Partnership has the sole responsibility
to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment
Complex.

1.11	The Partnership, except to the extent it is protected
by insurance and excluding any risk borne by the Lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

	1.12	No person or entity except the Partnership has the
right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.

	1.13	The General Partners are not related in any manner to
the Investment Limited Partner, the Special Limited Partner or
Boston Capital nor are the General Partners acting as an agent of the Investment Limited Partner, the Special Limited Partner or
Boston Capital.

	1.14	The Apartment Complex contains no substance known to be
hazardous, such as hazardous waste, lead-based paint, asbestos, methane gas, urea formaldehyde insulation, oil, toxic substances, underground storage tanks, polychlorinated biphenyls (PCBs), and radon; the Apartment Complex is not affected by the presence of oil, toxic substances, or other pollutants that could be a detriment to the Apartment Complex nor is the Partnership in violation of any local, state, or federal law or regulation; and no violation of the Clean Air Act, Clean Water Act, Resource Conservation and Recovery Act, Toxic Substance Control Act, Safe Drinking Water Control Act, Comprehensive Environmental Resource Compensation and Liability Act, or Occupational Safety and Health
Act has occurred or is continuing. Neither the Partnership nor the General Partners nor the Withdrawing Original Limited Partner have received any notice from any source whatsoever of the existence of any such hazardous condition relating to the Apartment Complex or of any violation of any local, state or federal law or regulation with respect to the Apartment Complex.

	1.15	The fair market value of the Apartment Complex exceeds
the total amount of indebtedness encumbering the Apartment
Complex and is expected to continue to do so throughout the term of such indebtedness.

	1.16	The Apartment Complex is not in violation of any State
of local health or building code or regulation.

	1.17	The 1997 low-income housing tax credit authorization in
the amount of at least $294,710 per annum for the Property has been obtained by the Partnership from the tax credit agency of the State of Louisiana and is in full force and effect.

	1.18	The Partnership has validly elected under Section
42(b)(2)(A)(ii) of the Code to lock in a credit percentage of 8.57% with respect to the qualified basis of the Property.

	1.19	All 72 dwelling units in the Property will be leased to
persons who satisfy the income restrictions under Section
42(g)(1) of the Code at rents satisfying the rent restrictions of
Section 42(g)(2) of the Code.

	1.20	All qualified low income dwelling units in the Property
will be occupied by tenants under leases with terms of not less than six months.

	1.21	All rental units in the Property are of equal quality
with comparable amenities available to low-income tenants on a comparable basis without separate fees.

	1.22	The Apartment Complex does not receive assistance under
HUD Section 8 Moderate Rehabilitation Program.

	1.23	The Partnership, as of December 31, 1997, owned the
Apartment Complex and had a basis in the Apartment Complex equal to at least 10% of its anticipated basis in the Apartment Complex as of December 31, 1999, and all buildings in the Apartment
Complex will be placed in service for the purposes of the Code not later than December 31, 1999.

	1.24	The allocation of 1997 low income housing tax credit to
the Property was not made pursuant to the "nonprofit set aside" provisions of Section 42 of the Code.

	2.     Indemnification

	2.01	The Managing General Partner (for purposes of this
Section 2.01, (the "Indemnifying Party") agrees to indemnify and hold harmless the Investment Limited Partner, the Special Limited Partner and Boston Capital (for purposes of this Section 2.01, the "Indemnified Parties" or, individually, an "Indemnified Party") and each officer, director, employee and person, if any, who controls any party against any losses, claims, damages or liabilities (collectively, "Liabilities"), joint or several, to which any Indemnified Party or such officer, director, employee or controlling person may become subject, insofar as such Liabilities or actions in respect thereof arise out of or are based upon (i) a breach by such Indemnifying Party of any of his representations, warranties or covenants to such Indemnified
Party or any such of its officers, directors, employees or controlling persons under this Certification and Agreement or
(ii) liability under any statute, regulation, ordinance, or other provision of federal, state, or local law or any civil action pertaining to the protection of the environment or otherwise pertaining to public health or employee health and safety, including, without limitation, protection from hazardous waste, lead-based paint, asbestos, methane gas, urea formaldehyde insulation, oil, toxic substance, underground storage tanks, polychlorinated biphenyls (PCBs), and radon; and to reimburse each such Indemnified Party and each such officer, director, employee or controlling person for any legal or other expenses reasonably incurred by it or them in connection with investigating or defending against any such Liability or action; provided, however, that the Indemnifying Party shall not be required to indemnify any Indemnified Party or any such officer, director, employee or controlling person for any payment made to any claimant in settlement of any Liability or action unless such payment is approved by the Indemnifying Party or by a court having jurisdiction of the controversy. This indemnity agreement shall remain in full force and effect notwithstanding any investigation made by any party hereto, shall survive the termination of any agreement which refers to this indemnity and shall be in addition to any liability which the Indemnifying
Party may otherwise have.

	2.02	The Indemnifying Party shall not be liable under the
indemnity agreements contained in Section 2.01 unless the Indemnified Party shall have notified the Indemnifying Party in writing within forty-five (45) business days after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Indemnified Party or any such of its officers, directors, employees or controlling persons, but failure to notify an Indemnifying Party of any such claim shall not relieve it from any liability which it may have to the Indemnified Party or any such of its officers, directors, employees or controlling persons against whom action is brought otherwise than on account of its indemnity agreement contained in
Section 2.01. In case any action is brought against any Indemnified Party or any such of its officers, directors, employees or controlling persons upon any such claim, and it notifies the Indemnifying Party of the commencement thereof as aforesaid, the Indemnifying Party shall be entitled to participate at their own expense in the defense, or, if they so elect, in accordance with arrangements satisfactory to the any Indemnifying Party or parties similarly notified, to assume the defense thereof, with counsel who shall be satisfactory to such Indemnified Party or any such of its officers, directors, employees or controlling persons and any other Indemnified Party who are defendants in such action; and after notice from the Indemnifying Party to such Indemnified Party or any such of its officers, directors, employees or controlling persons of its election so to assume the defense thereof and the retaining of such counsel by the Indemnifying Party, the Indemnifying Party shall not be liable to such Indemnified Party or any such of its officers, directors, employees or controlling persons for any legal or other expenses subsequently incurred by such Indemnified Party or any such of its officers, directors, employees or controlling persons in connection with the defense thereof, other than the reasonable costs of investigation.

3.	Miscellaneous

3.01	 This Certification and Agreement is made solely
for the benefit of the Partnership, the General Partners, the Withdrawing Original Limited Partner, the Investment Limited Partner, the Special Limited Partner, Boston Capital and Peabody & Brown (and, to the extent provided in Section 2, the officers, directors, partners, employees and controlling persons referred to therein), and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

3.02	This Certification and Agreement may be executed
in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

3.03	Terms defined in the Partnership Agreement and
used but not otherwise defined herein shall have the meanings given to them in the Partnership Agreement.

IN WITNESS WHEREOF, the undersigned have set their hands and seals as of the date first above written.

PARTNERSHIP:				                     EDGEWOOD APARTMENTS
						                               PARTNERSHIP, A LOUISIANA
                                     PARTNERSHIP IN COMMENDAM

						                               By:	M. Riemer Calhoun, Jr.
						                               Its:	Managing General Partner

						                               /s/ M. Riemer Calhoun, Jr.

                               						By:	Caleb Community
							                                  Development Corporation
							                                  Its:	General Partner

                               						By:	Freddie Sanders, Sr.
 						                                  Its:	President

GENERAL PARTNERS			                   M. RIEMER CALHOUN, JR.

                                						/s/M. Riemer Calhoun, Jr.

                                						CALEB COMMUNITY
						                                DEVELOPMENT CORPORATION

                                						By:	Freddie Sanders, Sr.
 						                                   Its:	President

                                    						/s/Freddie Sanders, Sr.

WITHDRAWING ORIGINAL		           T.F. MANAGEMENT, INC.
LIMITED PARTNER:			              By:	M. Riemer Calhoun, Jr.
						                           Its:	President

                          						/s/M. Riemer Calhoun, Jr.

                                Exhibit A

                   EDGEWOOD APARTMENTS PARTNERSHIP, A
                   LOUISIANA PARTNERSHIP IN COMMENDAM

                               FACT SHEET

A.	Sources
   i.	Permanent First Mortgage			              $1,470,000
   ii.	Permanent Second Mortgage			              $400,000
   iii.	LIHTC Equity					                      $1,856,961
   iv. General Partner Equity			                     $100

	TOTAL					$3,727,061

B.	Uses

	Acquisition Costs

	Land						                                     $266,670

	Construction Costs

	Building Costs				                            $2,164,942
	Additional Construction Costs		                  $32,000
	Site Work					                                  $402,408
	General Requirements				                        $154,041
	Bond Premium		                                 		$25,000

Legal/Organizational

	Legal						                                     $18,000
	Title & Recording				                           $21,000
	Construction Financing
	Interest during Construction			                 $66,559

	Soft Costs

	Architect/Engineering				                       $82,000
	Taxes during Construction			                     $6,000
	Construction Insurance			                        $9,000
	Tax Credit Fees				                             $20,000
	Appraisal					                                   $8,000
	Cost Certification				                           $4,500

Other Costs

	Developer Fee					                             $435,000
	Developer Overhead Reimbursement		              $11,941

TOTAL				                                     $3,727,061

2.	Construction Financing
	  A.	Lender					                            Hibernia National Bank
	  B.	Mortgage Amount			                     $2,140,000
		    i.	  Note Date                         January 12, 1998
		    ii.  Interest Rate		                   8.80%
      iii. Term			                           12 months
      iv.  Fee		                             $2,140

3.	Permanent Financing
   A.  Lender (First Mortgage)	             	Hibernia National Bank
   B  	Mortgage Amount		                     $1,470,000
		     i.	Note Date:			                      January 12, 1998
		     ii.	Interest Rate:			                 8.80% adjusted on 5th and
                                             10th anniversary
		     iii.	Term:				                        15 years
		     iv.	Amortization:		                  	300 months

   A.  Lender (Second Mortgage)		Louisiana Housing Finance
       Agency
   B. 	Mortgage Amoun			                     $400,000
   C.  Note Date:				                        February 12, 1998
		     ii.	Interest Rate:                 			1%
       iii.  Term:				                       40 years
       iv.  Amortization			                  40 years

4.  Total Construction Costs:			             $2,778,391

5.	Construction Commencement:		              December, 1997

6.	Construction Completion:			               October, 1998

7.	Eligible Basis:					                      $3,426,138

8.	Qualified Basis:				                      $3,426,138

9.	Capital Contributions:
  	General Partners				                      $100
  	Investment Limited Partner			             $1,856,961

10.	Type of Credit:				                      New construction

11.	Rent-up Schedule:				                    100% occupancy by
                                             December, 1998

12.	Projected Credit to the Investment
	   Limited Partner (99.99%):			            $147,340  for 1998
	   ($294,681; new construction)            $294,681 for 1999 to 2007
                                     							$147,340  for 2008

13.	Total Projected Credit to the
  	 Partnership (100%):				                 $147,355 for 1998
	   ($294,710; new construction)			         $294,710 for 1999 to 2007
							                                     $147,355 for 2008

14.	Tax Credit Approval:
	   A.	Application
		     i.	Filing Date:			                   March 19, 1996
		     ii.	Credit Amount Requested:			      $295,000

	   B.	Reservation
		     i.	Date:				                         April 7, 1997
		     ii.	Credit Amount Reserved:			       $294,710

	C.	Allocation
		  i.	Date:				                            December 31, 1997
		  ii.	Credit Amount Allocated:		          $294,710

15.	Apartment Complex
   	A.	Name:			                             Edgewood Apartments
    B. Address	                             11021 Plank Road
 							                                    Baker, Louisian

C.  Type of Project:			                     Elderly

16.	Area Median Income:				                 $21,300
	   (4 person very low income)

17.	Type of Apartments:			                 	Garden Apartments


                    #    Unit Sq.Ft.  Basic Rent  Util.Allow. Total Rent
1 BR (50% median)   24      800           359        40          399
2BR (50% median)     5      950           428        50          478
2 BR (60% median)   19      950           524        50          574
3BR (60% median)    12    1,100           604        60          664
4BR (60% median)    12    1,250           671        70          741

18.  Number of Units Receiving
	    Rental Assistance:				                        0

19.	Annual Operating Expenses
   	(beginning 1999):				                          $157,990

20.	Replacement Reserve Account
	   A.	Annual:                                				$14,400
	   B.	Required Total Accumulation:	              $216,000

21.	Operating Reserve Account:			                    0

22.	Amount of Annual Reporting
   	Fee to Boston Capital:				                      $7,200

23.	Amount of Partnership
   	Management Fee:                             				$7,200

24.	Amount of Total Depreciable Base
  	 Allocated to Personal Property:		              $60,904

25.	Total Capital Contribution of
   	Investment Limited Partner:			              $1,856,961

26.	Schedule of Capital Contributions

     A.  $1,392,721 on the latest to occur of:
         i.   Tax Credit Set-Aside;
         ii.  Admission Date;
         iii. Construction Loan Closing; and

iv.  Permanent Mortgage Loan Commitment.

B.  $185,696 on the latest to occur of:

     i.  Completion;
     ii.  State Designation; or
     iii.  Cost Certification;

C.  $278,544  on the latest to occur of:

    i.  the Initial 100% Occupancy Date;
    ii.  Permanent Mortgage Commencement;
    iii. receipt by the Limited Partners of the Partnership's owner's title policy;

iv.  opinion of counsel to the Partnership; or

v.   Breakeven Point.

27.	General Partners:	       Caleb Community Development Corporation
					                        9230 Pettit Road
					                        Baker, Louisiana 70714

                             M.  Riemer Calhoun, Jr.
                             907 Polk Street
                             P.O. Drawer 799
                             Mansfield, LA 71052

28.	 Ownership Interests

      					                Cash Flow	   Profits, Losses,      Capital
                                         Credits           Transactions

	    A.	Managing G.P.:	        49%		       .005%           			49%
	    B.	General Partner	        1%		       .005%			            1%
        Investment L.P.:	      50%     		99.99%		             49.999%
     C. Special L.P.            0            0                  .001%

29.	Management Agent:				Calhoun Property Management, Inc.

Contact Person:				                          Thomas A. Calhoun

A.  Address:					                            907 Polk Street, P.O.
                                             Drawer 799
						                                       Mansfield, LA 71052

B.  Telephone Number:			                     318-872-0286

C.  Fax Number		                           		318-872-0311

D.  Amount of Management Fees:	            	(5% of gross rental
                                            receipts)

30.	Builder:					                          Calhoun Builders, L.L.C.
	   Contact Person:				                    Thomas Frye

A.  Address:				                          907 Polk Street, P.O. Drawer
                                          799 Mansfield, LA. 71052

B	  Telephone Number:			                  318-872-0286

C.  Fax Number				                        318-872-0311

D.	Construction Contract			               $2,721,391

31.	Architect:					                       Steven J. Finegan
                                          Architects, Ltd.

Contact Person		 		                       Steven J. Finegan

 A. Address		                        		   433 Metairie Road, Suite 307
						                                    Metairie, LA 70005

	B.	Telephone Number:			                  504-837-8625

	C.	Fax Number:				                       504-837-8564

	D.	Amount of Fee:			                     $82,000

32.	Auditor and Tax Return Preparer:		    Little & Banks

	   Contact Person:				                   Todd Little

A.  Address:				                          P.O. Box 1435
 							                                 107A Contempo Avenue
 							                                 West Monroe, LA 71291

 	B.	Telephone Number:			                318-361-9600

 	C.	Fax Number:				                     318-361-9620

	D.	Fee:                            					$4,500

 33.	Federal Taxpayer I.D. Number:		     72-1403474

 34.	Operating Deficit Guaran ty:		      M. Riemer Calhoun, Jr.

 	M. Riemer Calhoun, Jr., individually, and on behalf of the Partnership, shall be obligated to make Subordinated
Loans to the Partnership to cover debt service, operating expenses and the Replacement Reserve Fund to the extent these exceed available operating income.

35.Building Breakdown

 	A.	        # of units:				72
  B.         # of Buildings:			24
  BIN:					  LA-97-00500 through 00523

cc:	Boston Capital Accounting Department

                              Exhibit B

             Certificate of Partnership, General Partners
                 and Withdrawing Original Limited Partner
                   Re: Lack of Disqualifications

	The Partnership, its General Partners and its Withdrawing Original Limited Partner (as identified on the Certification and Agreement to which this Certificate is attached as Exhibit B) hereby represent to you that neither (i) the Partnership, (ii) any predecessor of the Partnership, (iii) any of the Partnership's affiliates ("affiliate" meaning a person that controls or is controlled by, or is under common control with, the Partnership) , (iv) any sponsor (meaning any person who (1) is directly or indirectly instrumental in organizing the Partnership or (2) will directly or indirectly manage or participate in the management of the Partnership or (3) will regularly perform, or select the person or entity who will regularly perform, the primary activities of the Partnership),
(v) any officer, director, principal or general partner of the Partnership or of any sponsor, (vi) any officer, director, principal, promoter or general partner of the General Partners or General Partners, (vii) any beneficial owner of ten per cent or more of any class of the equity securities of the Partnership or of any sponsor (beneficial ownership meaning the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), (viii) any promoter of the Partnership (meaning any person who, acting alone or in conjunction with one or more other persons, directly or indirectly has taken, is taking or will take the initiative in founding and organizing the business of the operating Partnership or any person who, in connection with the founding and organizing of the business or enterprise of the Partnership, directly or indirectly receives in consideration of services or property, or both services and property, ten per cent or more of any class of securities of the Partnership or ten per cent or more of the proceeds from the sale of any class of such securities; provided, however, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter if such person does not otherwise take part in founding and organizing the enterprise) presently connected with the Partnership in any capacity:

(1)	Has filed a registration statement which is the subject
of any pending proceeding or examination under the securities laws of any jurisdiction, or which is the subject of any refusal order or stop order thereunder entered within five years prior to the date hereof;

	(2) 	Has been  convicted  of  or  pleaded  nolo  contendere
to a misdemeanor or felony or, within the last ten years, been held liable in a civil action by final judgment of a court based upon conduct showing moral turpitude in connection with the offer, purchase or sale of any security, franchise or commodity
(which term, for the purposes of this Certificate shall hereinafter include commodity futures contracts) or any other aspect of the securities or commodities business, or involving racketeering, the making of a false filing or a violation of Sections 1341, 1342 or 1343 of Title 18 of the United States Code or arising out of the conduct of the business of an issuer, underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving theft, conversion, misappropriation, fraud, breach of fiduciary duty, deceit or intentional wrongdoing including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny fraudulent conversion or misappropriation of property or conspiracy to defraud, or which is a crime involving moral turpitude, or within the last five years of a misdemeanor or felony which is a criminal violation of statutes designed to protect consumers against unlawful practices involving insurance, securities, commodities, real estate, franchises, business opportunities, consumer goods or other goods and services;

(3)	Is subject to (a) any administrative order, judgment or
decree entered within five years prior to the date hereof entered or issued by or procured from a state securities commission or administrator, the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission or the U.S. Postal Service, or to (b) any administrative order or judgment, arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or involving deceit theft, fraud or fraudulent conduct, or breach of fiduciary duty, or which is based upon a state banking, insurance, real estate or securities law or (c) has been the subject of any administrative order, judgment or decree in any state in which fraud, deceit, or intentional wrongdoing, including, but not limited to, making untrue statements of material fact or omitting to state material facts, was found;

(4)	Is subject to any pending proceeding in any
jurisdiction relating to the exemption from registration of any security or offering, or to any order, judgment or decree in which registration violations were found or which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities, or to an SEC censure or other order based on a finding of false filing;

	(5)	Is subject to any order, judgment or decree of any
court or regulatory authority of competent jurisdiction entered within five years prior to the date hereof, temporarily, preliminarily or permanently restraining or enjoining such persons from engaging in or continuing any conduct or practice in connection with any aspect of the securities or commodities business or involving the making of any false filing or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser, or which restrains or enjoins such person from activities subject to federal or state statutes designed to protect consumers against unlawful or deceptive practices involving insurance, banking, commodities, real estate, franchises, business opportunities, consumer goods and services, or is subject to a United States Postal Service false representation order entered within five years prior to the date hereof, or is subject to a temporary restraining order or preliminary injunction with respect to conduct alleged to have violated section 3005 of Title 39, United States Code;

(6)	Is suspended or expelled from membership in, or
suspended or barred from association with a member of, an exchange registered as a national securities exchange, an association registered as a national securities association, or any self-regulatory organization registered pursuant to the Securities Exchange Act of 1934, or a Canadian securities exchange, or association or self-regulatory organization operating under the authority of the Commodity Futures Trading Commission, or is subject to any currently effective order or order entered within the past five years of the SEC, the Commodity Futures Trading Commission or any state securities administrator denying registration to, or revoking or suspending the registration of, such person as a broker-dealer, agent, futures commission merchant, commodity pool operator, commodity trading adviser or investment adviser or associated person of any of the foregoing, or prohibiting the transaction of business as a broker-dealer or agent;

(7)	Has, in any application for registration or in any
report required to be filed with, or in any proceeding before the SEC or any state securities commission or any regulatory authority willfully made or caused to be made any statement which was at the time and in the light of the circumstances under which it was made false or misleading with respect to any material fact, or has willfully omitted to state in any such application, report or proceeding any material fact which is required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, or has willfully failed to make any required amendment to or supplement to such an application, report or statement in a timely manner;

(8)	Has willfully violated any provision of the Securities
Act of 1933, the Securities Exchange Act of 1934, the Trust Indenture Act of 1939, the Investment Advisers Act of 1940, the Investment Company Act of 1940, the Commodity Exchange Act of 1974 or the securities laws of any state, or any predecessor law, or of any rule or regulation under any of such statutes;

(9)	Has willfully aided, abetted, counseled, commanded,
induced or procured the violation by any other person of any of the statutes or rules or regulations referred to in subsection
(8) hereof;

 (10) 	Has failed reasonably to supervise his agents, if
he is a broker-dealer, or his employees, if he is an investment adviser, but no person shall be deemed to have failed in such supervision if there have been established procedures, and a system for applying such procedures, which would reasonably be expected to prevent and detect, insofar as practicable, any violation of statutes, rules or orders described in subsection
(8) and if such person has reasonably discharged the duties and obligations incumbent upon him by reason of such procedures and system without reasonable cause to believe that such procedures and system were not being complied with;

(11)	Is subject to a currently effective state
administrative order or judgment procured by a state securities administrator within five years prior to the date hereof or is subject to a currently effective United States Postal Service fraud order or has engaged in dishonest or unethical practices in the securities business or has taken unfair advantage of a customer or is the subject of sanctions imposed by any state or federal securities agency or self-regulatory agency;

(12)	Is insolvent, either in the sense that his liabilities
exceed his assets or in the sense that he cannot meet his obligations as they mature, or is in such financial condition that he cannot continue his business with safety to his customers, or has not sufficient financial responsibility to carry out the obligations incident to his operations or has been adjudged a bankrupt or made a general assignment for the benefit of creditors; or

(13)	If the Partnership is subject to the requirements of
Section 12, 14 or 15 (d) of the Securities Exchange Act of 1934, then the Operating Partnership has filed all reports required by those Sections to be filed during the 12 calendar months preceding the date hereof (or for such shorter period that the Partnership was required to file such reports).